Pear Tree Funds

Summary Prospectus August 1, 2012

Pear Tree Quality Fund  Ordinary Shares: USBOX Institutional Shares: QGIAX

Before you invest, you may want to review the Fund’s prospectus, which contains more informa- tion about the Fund and its risks. You can ﬁnd the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com.
The current prospectus and statement of additional information dated August 1, 2012 are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Quality Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of
Quality Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*                                         Ordinary Shares  Institutional Shares Management Fees                                                                     1.00%                   1.00%
Distribution (12b-1) Fees                                                                  0.25%                    None
Other Expenses                                                                        0.41%                   0.41% Total Annual Fund Operating Expenses                                      1.66%                   1.41% Fee Waiver and/or Expense Reimbursement**                     –0.15%                –0.41% Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement                                                                                   1.51%1.00%

*   The expense information in the table has been restated to reﬂect current fees.

** The Manager has agreed until July 31, 2013 to (a) waive 0.15 percent of its management fee if Quality Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if Quality Fund’s average daily net assets are $100 million or more, and (b) waive or reimburse Fund expenses relating to Institutional Shares such that the total annual fund operating expenses relating to Institutional Shares is not greater than 1.00 percent. These fee waivers only may be terminated with the approval of Quality Fund’s board.

Example

This example is intended to help you compare the cost of investing in Quality Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Quality Fund for the time periods indicated and then redeem all of your shares at the end of those peri- ods. The Example also assumes that your investment has a 5 percent return each year and that Quality Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Class	$154	$509	$888	$1953
Institutional Class	$102	$406	$732	$ 655
Portfolio Turnover
Quality Fund pays transaction costs, such as commissions, when it buys and sells securities (or
“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reﬂected in annual fund operating expenses or in the example, affect Quality

Fund’s performance. During the most recent ﬁscal year, Quality Fund’s portfolio turnover rate was 68 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. issuers. Quality Fund princi- pally invests in stocks of large companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. However, there is no minimum market capitalization for companies whose securities Quality Fund may purchase.

To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects a mutual fund (the “target portfolio”) and then purchases and sells Quality Fund assets such that Quality Fund’s portfolio generally holds the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent ﬁscal quarter. If Quality Fund’s assets signiﬁcantly increase, Quality Fund may select more than one target portfolio.

From time to time, a target portfolio may invest in non-U.S. securities. In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities. Quality Fund also may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other ﬁnancial instruments. Quality Fund also may lend its securities. Quality Fund may hold cash, or it may manage its cash by investing in cash equiva- lents and money market funds. Quality Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Quality Fund. An investment in Quality Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corpora- tion or any other government agency.

Market, Industry and Speciﬁc Holdings. The share price of Quality Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Quality Fund has signiﬁcant holdings, or weaknesses associated with one or more speciﬁc companies in which Quality Fund may have substantial investments.

Difﬁculty in Comparing Fund Performance with Target Portfolio Performance. Quality Fund performance typically does not mirror the target portfolio’s performance. Among other things, the holdings of the target portfolio may change signiﬁcantly during the period between the end of a quarter and the time when those changes are publicly disclosed. In addition, the target portfolio may have lower expenses relative to its assets than Quality Fund.

Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser. Quality Fund’s investment manager and sub-adviser may be able to perform only limited due diligence on the investment adviser to determine, among other things, whether the investment adviser is adher- ing to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents reﬂect the risks of the target portfolio.

Potential Impact on Target Portfolio. Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of a target portfolio and thus, Quality Fund itself.

Accuracy of Target Portfolio Information. Any failure by a target portfolio to ﬁle accurate and timely portfolio information could affect the performance of Quality Fund.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Foreign Investing. Quality Fund’s investments in foreign securities (primarily through ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Non-Diversiﬁcation. Quality Fund is “non-diversiﬁed”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a signiﬁcant negative effect on Quality Fund.

Sector. Quality Fund may have signiﬁcant investments in one or more speciﬁc industry sectors, subjecting it to risks greater than general market risk.

Liquidity Risk. Quality Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Quality Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Quality Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Quality Fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Quality Fund by showing changes in Quality Fund’s performance over time. The tables also compare Quality Fund’s performance to a broad measure of market performance that reﬂects the type of securities in which Quality Fund invests. Past performance does not necessarily indicate how Quality Fund will perform (before and after taxes) in the future. On January 27, 2011, Quality Fund changed its name to Quant Quality Fund, its investment strategy to its current strategy and its sub-adviser to Columbia Partners, L.L.C., Investment Management. Performance shown for periods prior to January 27, 2011 does not reﬂect the current investment strategy. Updated performance information is available at www.peartreefunds.com. *

* Prior to November 2006, Quality Fund was called Quant Growth and Income Fund and SSgA Funds Management, Inc. served as sub-adviser to Quality Fund. On November 1, 2006, Quality Fund changed its name to Quant Long/Short Fund, and its principal investment strategy. On January 2, 2008, Quality Fund changed its sub-adviser to Analytic Investors, LLC.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
-24.19%	18.24%	8.63%	10.56%	16.38%	-2.09%	-41.52%	20.75%	7.10%	12.78%

Calendar year-to-date return of the Ordinary Shares of Quality Fund as of 6/30/2012 is 7.40%

Best Quarter:	Q2 2009	15.53
Worst Quarter:	Q4 2008	–23.84

Average Annual Total Returns for the periods ended December 31, 2011

Ordinary Shares Before Taxes	1 Year 12.78%	5 Years (3.54)%	10 Years 0.45%
Ordinary Shares After Taxes on Distributions	12.63%	(3.71)%	0.36%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	8.50%	(2.97)%	0.39%
Institutional Shares Before Taxes	13.25%	(3.45)	0.75%
S&P 500 Index	2.11%	(0.25)%	2.92%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reﬂect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retire- ment account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Quality Fund is managed by Pear Tree Advisors, Inc. Quality Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”). The following employees of Columbia serve as the portfolio managers of Quality Fund:

Investment Team                               Position at Columbia

Robert A. von Pentz, CFAChief Investment Ofﬁcer, Senior Equity
Portfolio Manager and Research Analyst

Buying and Selling Fund Shares

Manager of the
Fund Since

2011

You may buy or sell shares of Quality Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or ﬁnancial intermediary. Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum                                                    Contact Information

Ordinary Class: $2,500 or
Ordinary Class Retirement Accounts: $1,000

Institutional Class: $1,000,000

Ongoing Investment Minimum
Both Classes: 50 shares

Tax Information

Mail: Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, MA 01773
Telephone: 1-800-326-2151
Website: www.peartreefunds.com

Quality Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Quality Fund through a broker-dealer or other ﬁnancial intermediary (such as a bank), Quality Fund and its related companies my pay the intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by inﬂuenc- ing the broker-dealer or other intermediary and your salesperson to recommend Quality Fund over another investment. Ask your salesperson or visit your ﬁnancial intermediary’s internet site for more information.